Supplement dated July 15, 2011 to the
Securian Life Variable Universal Life
Account

Prospectus dated April 29, 2011

The Range of Annual Portfolio Operating Expenses table found on page 8 of the prospectus is amended as follows:

Range of Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets including management fees, distribution (12b-1) fees and other expenses)*

Fee Description
                    Minimum              Maximum


Total Annual Portfolio Operating Expenses
                    0.47%               1.51%



* The range of Total Annual Portfolio Operating Expenses presented in this table does not reflect any fee waivers or expense reductions. Under certain circumstances the Funds may charge a redemption fee for certain market timing or frequent trading activity. For more detailed information about the fee and expense charges, fee waivers (if applicable), redemption fee (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.






















This supplement should be retained for future reference.
F75242 7-2011